SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Balance at the beginning of the year	$ 1,802	$ 809	$ 959
Doubtful debt expenses during the year	749	1,159	165
Customers write-offs/collection during the year, net	(185)	(17)	(358)
Exchange rate	(35)	(149)	43
Balance at the end of the year	$ 2,331	$ 1,802	$ 809